                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1995-A
                                                April, 2000
                                                Payment: May 15, 2000

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                                 Distribution Date: May 15, 2000

                                                                                                           Per $1,000
Securitized Net Interest Margin Certificates                                                                Original
--------------------------------------------                                                               ----------
1.   Amount Available                                                             1,823,728.47
                                                                           -------------------
     Pro rata Share of Excess from NIM 94-A                                       2,568,046.60
                                                                           -------------------
Interest

2.   Aggregate Interest                                                             464,989.03             1.50970464
                                                                           ------------------------------------------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                               464,989.03
                                                                           -------------------

Principal

6.   Current month's principal distribution                                       3,926,786.04            12.74930532
                                                                           ------------------------------------------

7.   Remaining outstanding principal balance                                     73,036,915.16           237.13284140
                                                                           ------------------------------------------
     Pool Factor                                                                          0.24
                                                                           -------------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                                292,387,040.94**
                                                                           -------------------

9.   Aggregate amount on deposit in Reserve Fund                                  7,500,000.00
                                                                           -------------------

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)                              33,777.08
                                                                           -------------------

11.  Aggregate principal balance of loans
     refinanced by Conseco Finance                                                4,181,406.11
                                                                           -------------------

12.  Weighted average CPR                                                               11.06%
                                                                           -------------------

13.  Weighted average CDR                                                                3.60%
                                                                           -------------------

14.  Annualized net loss percentage                                                      2.15%
                                                                           -------------------

15.  Delinquency              30-59 day                                                  1.37%
                                                                           -------------------
                              60-89 day                                                  0.45%
                                                                           -------------------
                              90+ day                                                    0.84%
                                                                           -------------------
                              Total 30+                                                  2.66%
                                                                           -------------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/00.

                                                Net Interest Margin Trust 1995-A
                                                April, 2000
                                                Payment: May 15, 2000




                                              Fee Assets
                        -------------------------------------------------------
                           Guarantee            Inside             Fee Asset
                              Fees               Refi                Total
                        -------------------------------------------------------

GTFC 1994-5                100,105.52            28,075.26           128,180.78
GTFC 1994-6                 68,717.86            21,202.82            89,920.68
GTFC 1994-7                 17,092.68            23,762.41            40,855.09
GTFC 1994-8                      0.00            44,567.00            44,567.00
GTFC 1995-1                 11,616.48            32,331.95            43,948.43
GTFC 1995-2                      0.00                 0.00                 0.00
GTFC 1995-3                236,715.19            64,310.55           301,025.74
GTFC 1995-4                106,491.91            49,603.32           156,095.23
GTFC 1995-5                      0.00                 0.00                 0.00

                           540,739.64           263,853.31           804,592.95
                     ----------------------------------------------------------

Total amount of Guarantee Fees and
     Inside Refinance Payments                                       804,592.95
                                                             ------------------

Subordinated Servicing Fees                                          666,819.23
                                                             ------------------

Payment on Finance 1 Note                                          1,471,412.18
                                                             ------------------

Allocable to Interest (current)                                      683,233.40
                                                             ------------------

Allocable to accrued but unpaid Interest                                   0.00
                                                             ------------------

Accrued and unpaid Trustee Fees                                            0.00
                                                             ------------------

Allocable to Principal                                               788,178.78
                                                             ------------------

Finance 1 Note Principal Balance                                 112,298,729.18
                                                             ------------------

                                                Net Interest Margin Trust 1995-A
                                                April, 2000
                                                Payment: May 15, 2000





                                            Inside
                             Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                    41,878.32     28,474.65     70,352.97
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                   229,520.60     52,442.72    281,963.32
                           ------------------------------------------

                              271,398.92     80,917.37    352,316.29

                           Total Residual and Inside
                               Refinance Payments         352,316.29